EMPLOYMENT CONTRACT
                             BETWEEN
                       THE HARRIS SAVINGS
                              BANK
                               AND
              ------------------------------------

MEMORANDUM OF AGREEMENT, made and entered into this ----- day of -------------, 19--, by and between THE HARRIS SAVINGS BANK
(hereinafter referred to as the "Bank") AND ---------------, (hereinafter referred to as "Employee"):

     WITNESSETH:

     WHEREAS, Employee has been employed by the Bank for more than (____) year(s) and the efforts of said employee have been of great value in the successful operation of the Bank; and

     WHEREAS, the Bank desires, insofar as possible, to insure that it will retain the benefits of Employee's services until retirement and as part-time counsel and advisor thereafter; and

     NOW, THEREFORE, in consideration of the services already performed and of the covenants and agreements hereinafter set forth, and of other good and valuable consideration, the receipt of which is hereby acknowledged, IT IS HEREBY AGREED, by and between the parties hereto, as follows:

     1. The Bank agrees to retain the services of Employee in the capacity of ------------, for a period of one (1) year from the date of ----------, 19-- on each annual anniversary of this Contract starting on the day of ----------, 19-- it shall be renewable upon agreement for a new period of one (1) year.

     2. Employee hereby accepts such employment by the Bank in the capacity specified and agrees to devote full-time and best efforts in carrying out any duties and responsibilities assigned.

     3. The Bank agrees to pay Employee and Employee agrees to accept from the Bank as compensation for the services to be rendered hereunder a salary at the rate of ---------- ($------) DOLLARS per annum. This salary shall consist of a currently paid amount of ---------- ($------) DOLLARS per annum and a deferred sum in the amount of ---------- ($------) DOLLARS per annum. It is the intention of the Bank to review the above compensation annually, and if a consistent record of sound performance is maintained, and if the economic condition of the Bank warrants it, then appropriate increases in the annual compensation may be made, with an allocation to currently paid amounts and deferred amounts as agreed upon by the parties hereto.

     4. Employee shall be entitled to retire from the active employment of the Bank at age sixty-five (65), the Normal
Retirement Age. It is contemplated, however, that Employee may

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 continue in the employ of the Bank beyond this time. Full-time employment may be offered by the Trustees of the Bank on a year-to-year basis, if circumstances warrant, and if Employee agrees to such employment. If Employee is in the employment of the Bank at the date of retirement or if in the part-time employment of the Bank at the date of retirement, the Bank agrees to pay to Employee, from the balance of the deferred compensation account hereinafter explained, a payment due on the first of each month and paid in one hundred twenty (120) approximately equal installments. In the event of Employee's death before receiving the total one hundred twenty (120) payments, the Bank agrees to continue the payments to such person or persons as Employee may designate by written instrument filed with the Bank, and if there be no such written designation in effect at the time of death or if all named beneficiaries have predeceased Employee, then to Employee's estate, until the total of the payments made to Employee, beneficiaries, or Employee's estate, approximately equal one hundred twenty (120). Employee reserves the right to change the beneficiaries of this plan at any time by filing a written instrument of such intent with the Bank. Deferred compensation earned under this Agreement shall be recorded as a monthly expense and credited to a liability account described as Deferred Compensation which will be payable to Employee at age sixty-five (65), or in the event of Employee's death before age sixty-five (65), according to the provisions of paragraph 5. The amounts earned by Employee and recorded in the Deferred Compensation Account shall be credited with interest at such dates and rates as comparable depositors accounts are credited by the Bank during the year, except that at the time of establishing any monthly payments a fixed rate, based on comparable term Treasury securities, shall be established. Amounts so earned by Employee shall not be forfeitable for any reason.

     5. If Employee should die before age sixty-five (65) while an employee of the Bank, the Bank agrees that it shall pay the deferred payments to designated beneficiaries or estate in one hundred twenty (120) approximately equal installments as so provided in Paragraph 4, payments beginning within two (2) months after Employee's death.

     6. In the event that any time before reaching age sixty-five (65) Employee's employment is terminated with the Bank for any reason other than permanent disability, the Bank agrees that when Employee shall reach age sixty-five (65), it will begin deferred compensation payments as provided in paragraph 4. In the event that any time before reaching age sixty-five (65) Employee shall terminate employment with the Bank because of permanent disability or shall become permanently disabled after terminating employment with the Bank and before reaching the age of sixty-five (65), the Bank agrees that it shall begin the deferred payments beginning within two (2) months after Employee's permanent disability in the manner provided in paragraph 5.

     7. Notwithstanding Paragraphs 4 and 6, the Pension Administrative Committee (as appointed in the Harris Savings Association Pension Plan and Trust Agreement effective October 1, 1959, as amended January 1, 1976, and more particularly as stated in Article VIII thereof), in its sole discretion, is empowered to permit payments for said Deferred Compensation to be paid upon early retirement or termination after the Employee reaches the age of sixty (60) years.

     8.   The Bank hereby empowers the Pension Administrative
Committee, in its sole discretion, to negotiate a payment schedule for said Deferred Compensation of less than one hundred twenty (120) monthly payments and/or defer monthly payments, as provided in

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paragraphs 4, 6 and 7 above, until no later than January of the year following retirement. In those cases where the Employee's Deferred Compensation account under paragraphs 4, 5, 6 and 7 is less than $25,000.00, the Committee, upon the written request of an employee, is empowered, in its sole discretion, to pay to the employee the full amount in a lump sum distribution.

     9. Neither Employee nor any person receiving payments under this contract shall have the right or power to transfer, assign, anticipate, pledge or mortgage or otherwise encumber in advance any of the payments to be made to him or to any such person. Nor shall any interest hereunder of Employee or any such person be liable for any claims of any creditors.

     10. This Agreement supersedes any previous Contract of employment whether oral or written between Employee and the Bank and such previous Contract or Contracts, if any there be, are hereby canceled. This Agreement shall have no effect, however, upon the rights of Employee under any Pension Plan or Trust to which the Bank may make contributions, whether now in effect or hereafter established, nor shall it prevent the Bank from paying to Employee any bonuses that it may, from time to time, desire to pay. In addition thereto, the required provisions of the Federal Home Loan Bank Board Regulations, particularly section 563.39 -1 Employment Contracts, and section (B) Required Provisions, are made a part hereof and incorporated herein by reference.

     IN WITNESS WHEREOF, ------------------------- has hereunto set his hand and seal and THE HARRIS SAVINGS BANK has caused this instrument to be signed by its Trustees and its corporate seal to be affixed hereunto and attested by its Assistant Secretary or Secretary, all on the day and year first above written.

                     THE HARRIS SAVINGS BANK

Attest:


By: --------------------------     By: --------------------------


Witness:

------------------------------     ------------------ (SEAL)

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                   DESIGNATION OF BENEFICIARY

Name of Employee ------------------------------------------------

Social Security No. -------------------  Date of Birth  ---------

Employee's Address ----------------------------------------------

City and State --------------------------------------------------

     I hereby designate the following as my beneficiary(ies) under my Employment Contract with THE HARRIS SAVINGS BANK dated
---------, 19--, hereby revoking all prior designations, if any, made by me:

NAME/RELATIONSHIP                  MAILING ADDRESS

Primary

Beneficiary(ies):

-------------------------     -----------------------------------
-------------------------     -----------------------------------
-------------------------     -----------------------------------
-------------------------     -----------------------------------

Contingent

Beneficiary(ies):

-------------------------     -----------------------------------
-------------------------     -----------------------------------
-------------------------     -----------------------------------
-------------------------     -----------------------------------

                              Dated: ---------------, 19--

Witness:

-------------------------     -----------------------------------
(Witness should not be        (Signature of Employee)
a beneficiary)

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